                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder 21st Century Growth Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestment of dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during all periods shown for Class B and C shares and during the 3-year, 5-year and Life of Fund periods shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder 21st Century Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.92%	-11.21%	-6.25%	1.31%
Class B	4.09%	-11.88%	-6.95%	.56%
Class C	4.18%	-11.86%	-6.95%	.56%
Russell 2000 Growth Index+	11.32%	-.38%	-1.69%	1.81%

Scudder 21st Century Growth Fund	1-Year	Life of Class**
Class I	5.61%	-9.04%
Russell 2000 Growth Index+	11.32%	2.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder 21st Century Growth Fund - Class A [] Russell 2000 Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*	Life of Class**
Class A	Growth of $10,000	$9,889	$6,596	$6,827	$10,445	-
	Average annual total return	-1.11%	-12.95%	-7.35%	.55%	-
Class B	Growth of $10,000	$10,118	$6,705	$6,910	$10,449	-
	Average annual total return	1.18%	-12.47%	-7.13%	.56%	-
Class C	Growth of $10,000	$10,418	$6,848	$6,977	$10,454	-
	Average annual total return	4.18%	-11.86%	-6.95%	.56%	-
Class I	Growth of $10,000	$10,561	-	-	-	$7,776
	Average annual total return	5.61%	-	-	-	-9.04%
Russell 2000 Growth Index+	Growth of $10,000	$11,132	$9,885	$9,183	$11,510	$10,585
	Average annual total return	11.32%	-.38%	-1.69%	1.81%	2.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 7/31/04	$ 12.36	$ 11.95	$ 11.97	$ 12.62
7/31/03	$ 11.78	$ 11.48	$ 11.49	$ 11.95

Class A Lipper Rankings - Small-Cap Growth Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	419	of	523	80
3-Year	400	of	426	94

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown for Class AARP and during the 3-year, 5-year and Life of Fund periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns for Class AARP for the periods prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/04
Scudder 21st Century Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	5.30%	-10.96%	-6.00%	1.57%
Class AARP	5.21%	-10.93%	-5.97%	1.59%
Russell 2000 Growth Index+	11.32%	-.38%	-1.69%	1.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/04	$ 12.52	$ 12.51
7/31/03	$ 11.90	$ 11.88

Class S Lipper Rankings - Small-Cap Growth Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	410	of	523	79
3-Year	399	of	426	94
5-Year	248	of	279	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder 21st Century Growth Fund - Class S [] Russell 2000 Growth Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,530	$7,058	$7,339	$11,309
	Average annual total return	5.30%	-10.96%	-6.00%	1.57%
Class AARP	Growth of $10,000	$10,521	$7,065	$7,351	$11,327
	Average annual total return	5.21%	-10.93%	-5.97%	1.59%
Russell 2000 Growth Index+	Growth of $10,000	$11,132	$9,885	$9,183	$11,510
	Average annual total return	11.32%	-.38%	-1.69%	1.81%

The growth of $10,000 is cumulative.
* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class I	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 905	$ 903	$ 902	$ 909	$ 907	$ 907
Expenses Paid per $1,000*	$ 7.79	$ 11.52	$ 11.39	$ 4.84	$ 6.62	$ 6.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,017	$ 1,013	$ 1,013	$ 1,020	$ 1,018	$ 1,018
Expenses Paid per $1,000*	$ 8.25	$ 12.19	$ 12.06	$ 5.12	$ 7.01	$ 6.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class B	Class C	Class I	Class AARP	Class S
Scudder 21st Century Growth Fund	1.64%	2.44%	2.41%	1.02%	1.40%	1.36%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder 21st Century Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder 21st Century Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for health care and technology.

• MS, American University, Kogod School of Business.

• Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for consumer discretionary, staples and capital goods sectors.

• Over 20 years of investment industry experience.

• MBA, University of Pennsylvania, Wharton School.

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund through June 30, 2004.

• Joined Deutsche Asset Management in 1986 and the fund 2002.

• Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

• Over 30 years of investment industry experience.

• BBA, Pace University Lubin School of Business.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder 21st Century Growth Fund's market environment, performance and strategy during the 12-month period ended July 31, 2004. Audrey M.T. Jones retired on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis became co-lead portfolio managers of the fund.

Q: How did growth stocks perform during the annual period?

A: Growth stocks produced positive absolute returns but underperformed both value stocks and the broader market for the 12 months ended July 31, 2004. The growth style delivered the best results in the first half of the period, as is shown in the accompanying box. During this time, investors responded enthusiastically to the potent combination of stronger corporate growth, low interest rates and rapidly improving corporate earnings. At a time when market participants were actively seeking to take on risk in their portfolios, the most aggressive areas of the market - including smaller and lower-quality companies - generated the strongest returns. In addition, technology stocks (which make up a significant portion of the growth index) performed exceptionally well.

During the second half of the reporting period, the backdrop for growth stocks became more challenging as investors reacted to a new set of risks facing the market. Specifically, concerns developed that economic growth was slowing both in the United States and worldwide, the Federal Reserve began to raise interest rates in order to combat inflation, crude oil rose above $44 a barrel, and geopolitical issues gained renewed attention from the markets. As the investment environment became increasingly unfavorable, investors' risk aversion increased markedly. This resulted in weakness among

Index Total Returns
	12 months	8/1/03 - 1/31/04	2/1/04 - 7/31/04
Russell 2000 Index[1]	17.06%	22.67%	-4.57%
Russell 2000 Growth Index[2]	11.32%	21.81%	-8.61%
Russell 2000 Value Index[3]	22.83%	23.53%	-0.57%

1 The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small us stocks.
2 The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.
3 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

growth-oriented stocks, as reflected in the -8.61% return of the Russell 2000 Growth Index during the final six months of the fund's fiscal year. And in contrast to the first half of the period, lower-quality companies underperformed, as did riskier industry sectors such as technology and health care.

Q: How did the fund's performance compare with its benchmark?

A: For the 12 months ended July 31, the Class A shares of the fund produced a total return of 4.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) In comparison, the fund's benchmark, the Russell 2000 Growth Index, returned 11.32%, and the average return of the 523 funds in Lipper's Small-Cap Growth Funds category was 9.62%.4

4 The Lipper Small-Cap Growth Funds category is a group of mutual funds that primarily invest in small-cap stocks with greater-than-average growth orientation compared with the overall market. It is not possible to invest directly in an index or a category.

We are disappointed in the fund's results, given that our primary goal is to improve the fund's long-term performance record versus both its benchmark and its peer group. One of the most important reasons for its underperformance was that we typically do not invest in the smallest, lowest-quality, micro-cap stocks that generated strong performance early in the period. Although lower-quality stocks will often outperform at times when investors are optimistic and less focused on risk - as was the case last year - we do not invest in such stocks, since they tend to underperform versus their fundamentally sound, higher-quality peers over the long term. Our research-driven investment process is geared toward finding growth companies that we expect will do well over a full market cycle.

In light of this, we are encouraged by the improvement in the fund's relative performance in the less speculative market environment we witnessed in the second quarter of 2004. Although the fund lost ground during this time, returning -4.04% (Class A shares unadjusted for sales charges), it outperformed both the -4.08% return of its benchmark and the -4.13% return of its peer group. We do not judge our success by such short-term results, but we point this out because it helps illustrate that the makeup of this fund is more ideally suited to an environment in which investors are focused on fundamentals.

Q: What steps are you taking to improve performance?

A: Believing that the market's preference for lower-quality stocks during 2003 has passed, we remain disciplined in our investment approach. To review, we use intensive fundamental analysis to identify stocks that we believe will perform well over a 12-to-24-month period.5 We start by eliminating the stocks within the Russell 2000 Growth Index that do not meet our strict criteria regarding growth characteristics, earnings quality and valuation. Next, our large team of analysts conducts a rigorous examination of the stocks that survive the screen. Our goal is to find industry leaders and companies that are gaining market share.6 Although we focus on fast-growing companies, we are sensitive to valuations in the sense that we strive to avoid "overpaying" for growth. In addition, we set price targets at the time of purchase, and we will sell when these targets are achieved unless our research shows that the stock has further upside.

5 Fundamental analysis is the analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are said to have "good fundamentals."
6 Market share refers to a company's sales in relation to the industry as a whole. For example, a company that has $250 million of sales in a $1 billion market is said to have a market share of 25%.

We believe this is a sound approach that ultimately will allow us to achieve our goal of improving the fund's long-term performance record. We will not chase market trends in an effort to boost short-term returns. Instead, we have chosen to add depth to our team of analysts to further upgrade our research capabilities. We expect that this commitment to our approach will pay off in the long run.

Q: What elements of the fund's positioning helped and hurt returns?

A: Sector allocation had a slightly negative impact on performance. While the fund was helped by overweight positions in the consumer discretionary and consumer staples sectors, an overweight in information technology and underweights in materials and industrials detracted.7,8 Although the fund was overweight in technology on average for the full period, we have been reducing the fund's position in the sector and redeploying the proceeds into health care. As a result, the fund's weighting in these two areas was essentially even with the benchmark by the end of the period.

7 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.
8 Consumer staples, such as food and beverages, are products that consumers need to buy regardless of economic conditions. Consumer discretionary products are those, such as home electronics, that are nonnecessities and therefore more sensitive to economic conditions.

Stock selection, rather than sector allocation, was the primary driver of performance. In particular, our stock picks in information technology and energy did better than their counterparts in the benchmark. Unfortunately, this was countervailed by weaker stock selection within health care, industrials and financials.

Q: What are some individual stocks that helped and hurt fund returns?

A: Top contributors to performance were Connetics Corp., Shuffle Master, Inc. and United Natural Foods, Inc.

• Connetics is a specialty pharmaceutical company that focuses exclusively on the treatment of dermatological conditions. The company has two main products - Olux and Luxiq - which are used to treat such skin conditions as psoriasis and eczema. Both of these products are foam formulations of topical steroids, which people tend to prefer, since they do not leave any oily residue. In February of this year, the company announced that it had entered into an agreement with the large Swiss pharmaceutical company Roche to sell exclusively a drug called Psoriatane in the United States. Psoriatane, an oral medicine used to treat psoriasis in adults, has already been approved by the Food and Drug Administration. Connetics expects strong sales from this drug over the next few years. At the end of July, Connetics reported solid second-quarter earnings, so we are maintaining the fund's position in the stock.

• Shuffle Master manufactures automatic card-shuffling systems as well as gaming-related devices and game tables. In an effort to focus on these areas (its core business), Shuffle Master sold all of its slot machine assets for a profit to one of its competitors, International Game Technology, in February. Later in the month, Shuffle Master announced two acquisitions, both of which are expected to add to its bottom line. The company reported a strong increase in revenues and operating income, and in March, it announced a 3:2 stock split. We remain optimistic regarding the prospects for Shuffle Master and continue to hold it in the portfolio.

• United Natural Foods is a distributor of natural and organic foods, a fast-growing market in the United States. The company benefited from stronger sales volumes and record sales in its third fiscal quarter and also raised its latest earnings outlook. Because of this positive news flow and strong fundamentals exhibited by the company, we continue to hold the stock in the portfolio.

On the negative side, the fund was hurt by its positions in Exact Sciences, Alliance Gaming and LaBranche & Co., Inc.

• Exact Sciences, which we sold in May, is a biotechnology company that develops and markets proprietary DNA-based tests for the detection of common cancers. The stock has traded down as the company's fundamentals deteriorated and investors found it difficult to get a clear read on future earnings prospects. Since we sold the stock in May, it has traded down below $5 per share, so we've managed to avoid some additional downside in the security.

• Alliance Gaming sells gaming machines and monitoring, accounting and security systems to casinos. The company disappointed investors by missing earnings estimates for the June quarter, citing lower income from its recurring revenue streams. Believing that its fundamentals had deteriorated and lacking confidence in the company's ability to execute, we sold the position in June. This enabled us to avoid further damage, as the stock continued to decline through the end of the period.

• LaBranche, one of the oldest and largest specialty firms providing clearing, brokerage and execution services, was hurt by the New York Stock Exchange (NYSE) specialists probe that began in October 2003. In addition, LaBranche announced that it was suspending dividend payments until its profitability returned to acceptable levels. Subsequently, the NYSE announced its intention to take disciplinary action against five of the major specialists firms, one of which was LaBranche. We initially waited to see if the company's picture would improve, but we finally decided to exit the security in May.

Q: Where are you finding the best opportunities?

A: The recent downturn in stock prices has provided us with the opportunity to consider a wealth of fundamentally sound companies that continue to exhibit strong sales and earnings growth, but whose valuations have come down significantly amid broader market weakness.9 Overall, we believe that at a time when the markets are focused on the various risks to stock prices, investors will continue to gravitate toward stocks with the strongest fundamentals. Against this backdrop, we will maintain our focus on investing in what we believe to be the most attractive small-cap stocks in the market.

9 "Valuation" refers to the price investors pay for a stock. Investors generally look for inexpensive stocks (those with low valuations). For example, a company with $1 per share of earnings and a $20 share price is seen as being less expensive than a company with the same earnings and a $30 share price.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/04	7/31/03

Information Technology	30%	30%
Health Care	23%	19%
Consumer Discretionary	21%	11%
Industrials	9%	13%
Financials	8%	16%
Energy	6%	6%
Consumer Staples	2%	4%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (23.8% of Portfolio)
1. Kronos, Inc. Designer, developer and manufacturer of hardware and software systems	3.0%
2. Connetics Corp. Producer of pharmaceuticals	2.8%
3. Aeropostale, Inc. Retailer of casual apparel and accessories	2.5%
4. Hyperion Solutions Corp. Developer of enterprise analytic application software	2.4%
5. Keystone Automotive Industries, Inc. Distributor of aftermarket collision replacement parts for automobiles and light trucks	2.4%
6. Centene Corp. Provider of managed care programs	2.3%
7. AMIS Holdings, Inc. Manufacturer of integrated mixed signal semiconductor	2.3%
8. Jefferies Group, Inc. Provider of investment banking	2.1%
9. Digital Theater Systems, Inc. Provider of digital multi-channel audio technology	2.0%
10. Foundry Networks, Inc. Designer and developer of high performance network	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 94.5%
Consumer Discretionary 20.0%
Auto Components 2.4%
Keystone Automotive Industries, Inc.*	120,900	3,414,216
Automobiles 1.8%
Thor Industries, Inc.	85,200	2,667,612
Hotels Restaurants & Leisure 7.7%
Buffalo Wild Wings, Inc.*	54,300	1,604,022
LIFE TIME FITNESS, Inc.*	79,300	1,835,795
P.F. Chang's China Bistro, Inc.*	57,600	2,559,168
Panera Bread Co. "A"*	10,800	398,412
RARE Hospitality International, Inc.*	100,000	2,821,000
Shuffle Master, Inc.*	57,900	1,852,221
		11,070,618
Internet & Catalog Retail 1.1%
Sharper Image Corp.*	56,800	1,516,560
Media 1.5%
Netflix, Inc.*	108,400	2,222,200
Specialty Retail 4.4%
Aeropostale, Inc.*	119,800	3,651,504
Hot Topic, Inc.*	173,400	2,760,528
		6,412,032
Textiles, Apparel & Luxury Goods 1.1%
Gildan Activewear, Inc. "A"*	59,900	1,582,558
Consumer Staples 1.9%
Food & Drug Retailing
United Natural Foods, Inc.*	130,400	2,825,768
Energy 5.6%
Energy Equipment & Services 2.0%
FMC Technologies, Inc.*	94,500	2,835,000
Oil & Gas 3.6%
Southwestern Energy Co.*	71,700	2,308,023
Western Gas Resources, Inc.	86,600	2,917,554
		5,225,577
Financials 7.8%
Capital Markets 4.1%
Jefferies Group, Inc.*	94,600	2,964,764
Piper Jaffray Companies, Inc.*	70,300	2,864,725
		5,829,489
Diversified Financial Services 2.8%
Affiliated Managers Group, Inc.*	46,450	2,132,519
National Financial Partners Corp.	56,200	1,892,816
		4,025,335
Insurance 0.9%
Triad Guaranty, Inc.*	24,782	1,348,141
Health Care 21.9%
Biotechnology 2.8%
Digene Corp.*	6,400	218,496
Martek Biosciences Corp.*	50,900	2,408,588
Neurocrine Biosciences, Inc.*	31,800	1,480,926
		4,108,010
Health Care Equipment & Supplies 3.7%
Cooper Companies, Inc.	16,700	992,815
ICU Medical, Inc.*	90,100	2,504,780
Ocular Sciences, Inc.*	41,800	1,844,634
		5,342,229
Health Care Providers & Services 11.4%
American Healthways, Inc.*	65,800	1,791,734
AMERIGROUP Corp.*	60,600	2,906,376
Beverly Enterprises, Inc.*	208,400	1,642,192
Centene Corp.*	85,900	3,350,100
Omnicell, Inc.*	80,700	1,178,220
Select Medical Corp.	218,100	2,800,404
United Surgical Partners International, Inc.*	78,300	2,759,292
		16,428,318
Pharmaceuticals 4.0%
Able Laboratories, Inc.*	87,500	1,802,500
Connetics Corp.*	145,700	4,011,121
		5,813,621
Industrials 8.4%
Airlines 1.9%
SkyWest, Inc.	189,200	2,673,396
Commercial Services & Supplies 2.5%
Bright Horizons Family Solutions, Inc.*	35,600	1,806,700
CoStar Group, Inc.*	41,100	1,744,695
		3,551,395
Electrical Equipment 0.8%
Ultralife Batteries, Inc.*	74,600	1,222,694
Machinery 0.4%
Bucyrus International, Inc. "A"*	21,900	525,600
Road & Rail 1.4%
Heartland Express, Inc.	77,426	2,091,276
Transportation Infrastructure 1.4%
Overnite Corp.	69,200	2,068,388
Information Technology 27.9%
Communications Equipment 5.2%
Avocent Corp.*	72,400	2,167,656
CommScope, Inc.*	116,300	2,395,780
Foundry Networks, Inc.*	288,000	2,954,880
		7,518,316
Computers & Peripherals 1.9%
Synaptics, Inc.*	184,300	2,725,797
Electronic Equipment & Instruments 3.0%
Digital Theater Systems, Inc.*	127,700	2,956,255
Identix, Inc.*	255,161	1,375,318
		4,331,573
Internet Software & Services 0.9%
SonicWall, Inc.*	186,500	1,236,495
IT Consulting & Services 1.3%
CSG Systems International, Inc.*	113,900	1,867,960
Semiconductors & Semiconductor Equipment 6.9%
AMIS Holdings, Inc.*	221,500	3,262,695
Applied Micro Circuits Corp.*	620,100	2,232,360
ATMI, Inc.*	63,200	1,286,752
Laedis Technology, Inc.*	68,700	755,700
Micrel, Inc.*	242,800	2,493,556
		10,031,063
Software 8.7%
Hyperion Solutions Corp.*	84,200	3,453,884
Kronos, Inc.*	99,500	4,370,040
Macromedia, Inc.*	133,200	2,690,640
THQ, Inc.*	107,600	2,049,780
		12,564,344
Materials 1.0%
Containers & Packaging
Packaging Corp. of America	60,800	1,420,288
Total Common Stocks (Cost $126,825,837)		136,495,869

Cash Equivalents 5.5%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $7,878,143)	7,878,143	7,878,143
Total Investment Portfolio - 100.0% (Cost $134,703,980) (a)		144,374,012

* Non-income producing security.
(a) The cost for federal income tax purposes was $134,786,126. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $9,587,886. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,787,886 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,200,000.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $126,825,837)	$ 136,495,869
Investment in Scudder Cash Management QP Trust (cost $7,878,143)	7,878,143
Total investments in securities, at value (cost $134,703,980)	144,374,012
Cash	257,389
Receivable for investments sold	6,425,332
Dividends receivable	4,330
Interest receivable	5,194
Receivable for Fund shares sold	123,709
Total assets	151,189,966
Liabilities
Payable for investments purchased	4,300,979
Payable for Fund shares redeemed	564,179
Accrued management fee	97,146
Other accrued expenses and payables	366,294
Total liabilities	5,328,598
Net assets, at value	$ 145,861,368
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	$ 9,670,032
Accumulated net realized gain (loss)	(226,601,967)
Paid-in capital	362,793,303
Net assets, at value	$ 145,861,368

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($22,810,800 / 1,845,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.36
Maximum offering price per share (100 / 94.25 of $12.36)	$ 13.11
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,525,704 / 462,236 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.95
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,324,777 / 444,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.97
Class I Net Asset Value, offering and redemption price per share ($2,483,099 / 196,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.62
Class AARP Net Asset Value, offering and redemption price (a) per share ($3,761,880 / 300,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52
Class S Net Asset Value, offering and redemption price (a) per share ($105,955,108 / 8,472,690 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends	$ 236,128
Interest - Scudder Cash Management QP Trust	56,335
Total Income	292,463
Expenses: Management fee	1,225,784
Administrative fee	500,622
Services to shareholders	274,598
Custodian and accounting fees	37,339
Distribution service fees	175,416
Auditing	16,226
Legal	5,490
Trustees' fees and expenses	8,736
Reports to shareholders	24,888
Registration fees	20,984
Other	2,138
Total expenses, before expense reductions	2,292,221
Expense reductions	(7,413)
Total expenses, after expense reductions	2,284,808
Net investment income (loss)	(1,992,345)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	21,773,336
Net unrealized appreciation (depreciation) during the period on investments	(11,374,946)
Net gain (loss) on investment transactions	10,398,390
Net increase (decrease) in net assets resulting from operations	$ 8,406,045

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ (1,992,345)	$ (1,685,111)
Net realized gain (loss) on investment transactions	21,773,336	(46,296,786)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,374,946)	65,234,012
Net increase (decrease) in net assets resulting from operations	8,406,045	17,252,115
Fund share transactions: Proceeds from shares sold	67,365,666	58,594,008
Cost of shares redeemed	(82,731,653)	(96,070,079)
Redemption fees	16,813	10,091
Net increase (decrease) in net assets from Fund share transactions	(15,349,174)	(37,465,980)
Increase (decrease) in net assets	(6,943,129)	(20,213,865)
Net assets at beginning of period	152,804,497	173,018,362
Net assets at end of period	$ 145,861,368	$ 152,804,497

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.46	$ 17.65	$ 27.24	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.13)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.76	1.45	(7.01)	(8.19)	(1.77)
Total from investment operations	.58	1.32	(7.19)	(8.39)	(1.83)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 12.36	$ 11.78	$ 10.46	$ 17.65	$ 27.24
Total Return (%)[c]	4.92	12.62	(40.74)	(31.54)[d]	(6.30)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	19	21	25	2
Ratio of expenses before expense reductions (%)	1.57	1.47	1.45	1.51[e]	2.10*
Ratio of expenses after expense reductions (%)	1.57	1.47	1.45	1.46[e]	1.45*
Ratio of net investment income (loss) (%)	(1.39)	(1.26)	(1.20)	(.99)	(.26)**
Portfolio turnover rate (%)	111	92	83	111	135
[a] For the period from May 1, 2000 (commencement of operations of Class A shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 10.28	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.27)	(.20)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.74	1.40	(6.91)	(8.15)	(1.76)
Total from investment operations	.47	1.20	(7.20)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 11.95	$ 11.48	$ 10.28	$ 17.48	$ 27.19
Total Return (%)[c]	4.09[d]	11.67	(41.19)	(32.09)[d]	(6.47)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	5	6.69
Ratio of expenses before expense reductions (%)	2.41	2.27	2.26	2.39[e]	3.19*
Ratio of expenses after expense reductions (%)	2.35	2.27	2.26	2.25[e]	2.20*
Ratio of net investment income (loss) (%)	(2.17)	(2.06)	(2.01)	(1.79)	(.45)**
Portfolio turnover rate (%)	111	92	83	111	135
[a] For the period from May 1, 2000 (commencement of operations of Class B shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 10.29	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.27)	(.20)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.75	1.40	(6.90)	(8.17)	(1.76)
Total from investment operations	.48	1.20	(7.19)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 11.97	$ 11.49	$ 10.29	$ 17.48	$ 27.19
Total Return (%)[c]	4.18[d]	11.66	(41.13)	(32.09)[d]	(6.47)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4	6.34
Ratio of expenses before expense reductions (%)	2.36	2.24	2.24	2.40[e]	3.66*
Ratio of expenses after expense reductions (%)	2.34	2.24	2.24	2.25[e]	2.20*
Ratio of net investment income (loss) (%)	(2.16)	(2.03)	(1.99)	(1.78)	(.45)**
Portfolio turnover rate (%)	111	92	83	111	135
[a] For the period from May 1, 2000 (commencement of operations of Class C shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended July 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 10.55	$ 16.23
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.77	1.47	(5.64)
Total from investment operations	.67	1.40	(5.68)
Redemption fees	-***	-***	-***
Net asset value, end of period	$ 12.62	$ 11.95	$ 10.55
Total Return (%)	5.61	13.27	(35.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3.02
Ratio of expenses (%)	.94	.86	.86*
Ratio of net investment income (loss) (%)	(.76)	(.65)	(.65)*
Portfolio turnover rate (%)	111	92	83
[a] For the period from December 3, 2001 (commencement of operations of Class I shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.90	$ 10.54	$ 17.72	$ 28.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.10)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.77	1.46	(7.04)	(9.89)
Total from investment operations	.62	1.36	(7.18)	(10.01)
Less distributions from: Net realized gain on investment transactions	-	-	-	(1.22)
Redemption fees	-***	-***	-***	.02
Net asset value, end of period	$ 12.52	$ 11.90	$ 10.54	$ 17.72
Total Return (%)	5.21[d]	12.90	(40.52)	(35.32)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3	5
Ratio of expenses before expense reductions (%)	1.37	1.21	1.21	1.19*
Ratio of expenses after expense reductions (%)	1.32	1.21	1.21	1.19*
Ratio of net investment income (loss) (%)	(1.14)	(1.00)	(.96)	(.75)*
Portfolio turnover rate (%)	111	92	83	111
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.88	$ 10.52	$ 17.71	$ 27.25	$ 18.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.10)	(.14)	(.17)	(.31)
Net realized and unrealized gain (loss) on investment transactions	.77	1.46	(7.05)	(8.17)	9.87
Total from investment operations	.63	1.36	(7.19)	(8.34)	9.56
Less distributions from:
Net realized gain on investment transactions	-	-	-	(1.22)	(.82)
Redemption fees	-*	-*	-*	.02	.03
Net asset value, end of period	$ 12.51	$ 11.88	$ 10.52	$ 17.71	$ 27.25
Total Return (%)	5.30	12.93	(40.60)	(31.37)[b]	51.52[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	117	140	277	352
Ratio of expenses before expense reductions (%)	1.29	1.21	1.21	1.36[c]	1.74[d]
Ratio of expenses after expense reductions (%)	1.29	1.21	1.21	1.21[c]	1.55[d]
Ratio of net investment income (loss) (%)	(1.11)	(1.00)	(.96)	(.76)	(1.10)
Portfolio turnover rate (%)	111	92	83	111	135
[a] Based on average shares outstanding during the period.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.35% and 1.20%, respectively.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.51%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On August 13, 2004, Class I was renamed Institutional Class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $226,520,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000), July 31, 2010 ($131,413,000), July 31, 2011 ($49,029,000) and July 31, 2012 ($13,453,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004 the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (226,520,000)
Unrealized appreciation (depreciation) on investments	$ 9,587,886

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $174,023,424 and $198,973,138, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly-owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $724 for service provider expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500%, 0.10%, 0.45% and 0.45% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.26% for Class I shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, organizational and offering expenses).

For the period from August 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 71,872
Class B	21,450
Class C	19,671
Class I	1,884
Class AARP	10,228
Class S	375,517
$ 500,622

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at July 31, 2004
Class A	$ 41,132	$ -	$ 41,132
Class B	13,296	3,402	9,894
Class C	11,144	1,110	10,034
Class I	800	-	800
Class AARP	8,576	2,048	6,528
Class S	153,828	-	153,828
	$ 228,776	$ 6,560	$ 222,216

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained a third-party service provider to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $31,964, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$ 45,557	$ 3,825
Class C	44,321	3,731
	$ 89,878	$ 7,556

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$ 56,492	$ 6,040.24%
Class B	13,363	1,028.22%
Class C	14,183	1,479.24%
	$ 84,038	$ 8,547

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2004, aggregated $4,253. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended July 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2004, the CDSC for Class B and C shares aggregated $11,866 and $78, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced by $129 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,455,019	$ 19,013,842	1,539,935	$ 15,707,417
Class B	129,790	1,644,602	157,429	1,566,287
Class C	188,987	2,381,845	215,652	2,165,336
Class I	26,828	346,554	333,891	3,409,978
Class AARP	135,296	1,817,174	48,223	518,148
Class S	3,230,450	42,161,649	3,411,766	35,226,842
		$ 67,365,666		$ 58,594,008
Shares redeemed
Class A	(1,237,578)	$ (16,036,535)	(1,913,972)	$ (20,097,798)
Class B	(160,966)	(2,005,275)	(173,738)	(1,702,425)
Class C	(204,401)	(2,573,957)	(142,652)	(1,416,743)
Class I	(59,766)	(792,952)	(106,057)	(1,015,641)
Class AARP	(63,966)	(852,474)	(56,798)	(576,878)
Class S	(4,621,587)	(60,470,460)	(6,880,509)	(71,260,594)
		$ (82,731,653)		$ (96,070,079)
Redemption fees		$ 16,813		$ 10,091
Net increase (decrease)
Class A	217,441	$ 2,977,307	(374,037)	$ (4,390,381)
Class B	(31,176)	(360,673)	(16,309)	(136,138)
Class C	(15,414)	(192,112)	73,000	748,593
Class I	(32,938)	(446,398)	227,834	2,394,337
Class AARP	71,330	968,943	(8,575)	(57,926)
Class S	(1,391,137)	(18,296,241)	(3,468,743)	(36,024,465)
		$ (15,349,174)		$ (37,465,980)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

H. Fund Merger

On June 15, 2004, the Board of the Fund approved, in principle, the merger of the Fund into Scudder Small Cap Growth Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 21, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SCNAX	SCNBX	SCNCX
CUSIP Number	811196-807	811196-872	811196-880
Fund Number	151	251	351

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SXXIX	SCTGX
Fund Number	150	050

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER 21ST CENTURY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004               $41,500              $185          $6,900              $0
--------------------------------------------------------------------------------
2003               $36,600             $1,205         $5,800              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                    $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004              $6,900             $0                $1,584,295     $1,591,195
--------------------------------------------------------------------------------
2003              $5,800          $55,500              $5,960,377     $6,021,677
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder 21st Century Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder 21st Century Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004